                                                                     Exhibit 4.3

                             SUN MICROSYSTEMS, INC.

                        OFFICERS' CERTIFICATE PURSUANT TO
                          SECTION 301 OF THE INDENTURE

                                 AUGUST 4, 1999

         Michael H. Morris and George Reyes do hereby certify that we are the duly appointed Vice President, General Counsel and Secretary and Vice President and Corporate Treasurer, respectively, of Sun Microsystems, Inc., a Delaware corporation. We further certify, pursuant to resolutions of the Board of Directors and the Debt Securities Committee adopted on June 16, 1999 (a copy of which is attached hereto as Exhibit A-1), that pursuant to Section 301 of the Indenture, dated as of August 1, 1999 (the "Indenture") between the Company and The Bank of New York, as Trustee, four series of debt securities of the Company are hereby established, each with the following respective terms and provisions:

I.       7.00% Senior Notes due 2002.

         1. The title of such series of Securities shall be the "7.00% Senior Notes due 2002" (the "2002 Notes"). The price at which the 2002 Notes shall be issued is 99.980%.

         2. The aggregate principal amount of the 2002 Notes that may be authenticated and delivered under the Indenture shall be $200,000,000 (except for 2002 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2002 Notes pursuant to Sections 304, 305, 306, 906 and 1107 of the Indenture, and except for any 2002 Notes which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder).

         3. Interest on the 2002 Notes shall be payable to the Persons in whose names the 2002 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

         4. The Stated Maturity of the 2002 Notes on which the principal thereof is due and payable is August 15, 2002.

         5. The 2002 Notes shall bear interest at 7.00% per annum from August 4, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing February 15, 2000, to the Person in whose name the 2002 Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall initially be February 1 or August 1 (as the case may be), whether or not a Business Day, immediately preceding such Interest Payment Date. Interest on the 2002 Notes shall be calculated on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full six-month interest period, on the actual number of days elapsed in that period.

         6. The 2002 Notes shall be issued in the form of one or more Global Note or Notes (the "Global 2002 Note" or "Global 2002 Notes"). So long as the 2002 Notes shall be issued in whole in the form of a Global 2002 Note, the principal of, premium, if any, and interest, if any, on the 2002 Notes shall be paid in immediately available funds to the Depositary or a nominee of the Depositary. If at any time the 2002 Notes are no longer represented by a Global 2002 Note and are issued in definitive form ("Certificated 2002 Notes"), then the principal of, premium, if any, and interest, if any, on each Certificated 2002 Note at Maturity shall be paid to the Holder upon surrender of such Certificated 2002 Note at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of The Bank of New York), provided that such Certificated 2002 Note is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated 2002 Notes other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular Record Date. Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Transfer of the 2002 Notes shall be registrable on the Securities Register upon the surrender of the 2002 Notes for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of the Trustee).

         7. The 2002 Notes are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of 100% of (i) the principal amount of the 2002 Note to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest on the 2002 Notes to be redeemed, not including any portion of payments of interest accrued as of the Redemption Date, discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year comprised of twelve 30-day months, at the adjusted treasury rate plus ten basis points plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date; provided, however, that with respect to interest payments that are due on or prior to the Redemption Date, the Company will make payments of interest to the Holders of record of the 2002 Notes at the close of business on the regular Record Date.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue, expressed as a percentage of its principal amount, equal to the Comparable Treasury Price for that Redemption Date.

         "Comparable Treasury Issue" means the United States treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2002 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2002 Notes.

         "Comparable Treasury Rate" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, on the third Business Day preceding such Redemption Date, as set forth by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for the U.S. Government Securities," or (ii) if such release, or any successor release, is not published or does not contain such prices on such Business Day, (1) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(2) if the Trustee obtains fewer that four Reference Treasury Dealer Quotations for the Redemption Date, the average of the Reference Treasury Dealer Quotations obtained, as determined by the Quotation Agent.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Reference Treasury Dealer" means (i) Goldman, Sachs & Co. or its successors; provided, however that if any of them ceases to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute for it another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer(s) selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding that Redemption Date.

         Unless the Company defaults in payment of the Redemption Price, no interest will accrue on the 2002 Notes called for redemption for the period from and after the Redemption Date.

         8. The 2002 Notes are not subject to any sinking fund or analogous provisions. The 2002 Notes will not be redeemable at the option of the Holder thereof prior to Maturity.

         9. The 2002 Notes shall be issuable only in denominations of $1,000 and any integral multiple thereof.

         10. Except as stated in Section 7 above, the amount of payments of principal of, or any premium or interest on, any 2002 Notes may not be determined with reference to an index, formula or other method.

         11. The 2002 Notes may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the 2002 Notes will only be made in currency of the United States.


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

         12. The payment of principal of, premium, if any, or interest on the 2002 Notes will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

         13. The entire principal amount of the 2002 Notes will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Indenture.

         14. The principal amount of the 2002 Notes will be determinable as of any one or more dates prior to Stated Maturity.

         15. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to the 2002 Notes.

         16. The 2002 Notes may not be converted into other securities or property.

         17. The Depositary for the Global 2002 Note shall be The Depository Trust Company, a New York Corporation ("DTC"). The 2002 Notes will be represented by one Global 2002 Note registered in the name of DTC or CEDE & Co., as a nominee of DTC. Except as set forth in Section 305 of the Indenture, such Global 2002 Note may be transferred, in whole and not in part, only to Depositary or another nominee of Depositary.

         18. In addition to the Events of Default contained in the Indenture, the following will be an Event of Default with respect to the 2002 Notes: (i) failure to make any payment at maturity, including any applicable grace period, in respect of indebtedness, which term means obligations (other than non-recourse obligations or the 2002 Notes) of the Company for borrowed money or evidenced by bonds, debentures, notes or similar instruments ("Indebtedness") in an amount in excess of $50,000,000 and continuance of such failure or (ii) a default with respect to any Indebtedness, which default results in the acceleration of Indebtedness in an amount in excess of $50,000,000 without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, in the case of (i) or (ii) above, for a period of 30 days after written notice thereof to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of 2002 Notes; provided, however, that if any such failure, default or acceleration referred to in (i) or (ii) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default by reason thereof shall be deemed likewise to have been cured.

         19. Sections 1008 and 1009 of the Indenture will apply to the 2002 Notes without variation.

         20. There are no additional terms for the 2002 Notes.


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

II.      7.35% Senior Notes due 2004.

         1. The title of such series of Securities shall be the "7.35% Senior Notes due 2004" (the "2004 Notes"). The price at which the 2004 Notes shall be issued is 99.988%.

         2. The aggregate principal amount of the 2004 Notes that may be authenticated and delivered under the Indenture shall be $250,000,000 (except for 2004 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2004 Notes pursuant to Sections 304, 305, 306, 906 and 1107 of the Indenture, and except for any 2004 Notes which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder).

         3. Interest on the 2004 Notes shall be payable to the Persons in whose names the 2004 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

         4. The Stated Maturity of the 2004 Notes on which the principal thereof is due and payable is August 15, 2004.

         5. The 2004 Notes shall bear interest at 7.35% per annum from August 4, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing February 15, 2000, to the Person in whose name the 2004 Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall initially be February 1 or August 1 (as the case may be), whether or not a Business Day, immediately preceding such Interest Payment Date. Interest on the 2004 Notes shall be calculated on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full six-month interest period, on the actual number of days elapsed in that period.

         6. The 2004 Notes shall be issued in the form of one or more Global Note or Notes (the "Global 2004 Note" or "Global 2004 Notes"). So long as the 2004 Notes shall be issued in whole in the form of a Global 2004 Note, the principal of, premium, if any, and interest, if any, on the 2004 Notes shall be paid in immediately available funds to the Depositary or a nominee of the Depositary. If at any time the 2004 Notes are no longer represented by a Global 2004 Note and are issued in definitive form ("Certificated 2004 Notes"), then the principal of, premium, if any, and interest, if any, on each Certificated 2004 Note at Maturity shall be paid to the Holder upon surrender of such Certificated 2004 Note at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the principal corporate trust office of The Bank of New York), provided that such Certificated 2004 Note is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated 2004 Notes other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying

Agent by such Person in writing not later than such relevant Regular Record Date. Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Transfer of the 2004 Notes shall be registrable on the Securities Register upon the surrender of the 2004 Notes for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the principal corporate trust office of the Trustee).

         7. The 2004 Notes are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of 100% of (i) the principal amount of the 2004 Note to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest on the 2004 Notes to be redeemed, not including any portion of payments of interest accrued as of the Redemption Date, discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year comprised of twelve 30-day months, at the adjusted treasury rate plus fifteen basis points plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date; provided, however, that with respect to interest payments that are due on or prior to the Redemption Date, the Company will make payments of interest to the Holders of record of the 2004 Notes at the close of business on the regular Record Date.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue, expressed as a percentage of its principal amount, equal to the Comparable Treasury Price for that Redemption Date.

         "Comparable Treasury Issue" means the United States treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2004 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2004 Notes.

         "Comparable Treasury Rate" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, on the third Business Day preceding such Redemption Date, as set forth by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for the U.S. Government Securities," or (ii) if such release, or any successor release, is not published or does not contain such prices on such Business Day, (1) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(2) if the Trustee obtains fewer that four Reference Treasury Dealer Quotations for the Redemption Date, the average of the Reference Treasury Dealer Quotations obtained, as determined by the Quotation Agent.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Reference Treasury Dealer" means (i) Goldman, Sachs & Co. or its successors; provided, however that if any of them ceases to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute for it another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer(s) selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding that Redemption Date.

         Unless the Company defaults in payment of the Redemption Price, no interest will accrue on the 2004 Notes called for redemption for the period from and after the Redemption Date.

         8. The 2004 Notes are not subject to any sinking fund or analogous provisions. The 2004 Notes will not be redeemable at the option of the Holder thereof prior to Maturity.

         9. The 2004 Notes shall be issuable only in denominations of $1,000 and any integral multiple thereof.

         10. Except as stated in Section 7 above, the amount of payments of principal of, or any premium or interest on, any 2004 Notes may not be determined with reference to an index, formula or other method.

         11. The 2004 Notes may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the 2004 Notes will only be made in currency of the United States.

         12. The payment of principal of, premium, if any, or interest on the 2004 Notes will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

         13. The entire principal amount of the 2004 Notes will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Indenture.

         14. The principal amount of the 2004 Notes will be determinable as of any one or more dates prior to Stated Maturity.

         15. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to the 2004 Notes.

         16. The 2004 Notes may not be converted into other securities or property.

         17. The Depositary for the Global 2004 Note shall be The Depository Trust Company, a New York corporation ("DTC"). The 2004 Notes will be represented by one Global 2004 Note registered in the name of DTC or CEDE & Co., as a nominee of DTC. Except as set forth in Section 305 of the Indenture, such Global 2004 Note may be transferred, in whole and not in part, only to Depositary or another nominee of Depositary.

         18. In addition to the Events of Default contained in the Indenture, the following will be an Event of Default with respect to the 2004 Notes: (i) failure to make any payment at maturity, including any applicable grace period, in respect of indebtedness, which term means obligations (other than non-recourse obligations or the 2004 Notes) of the Company for borrowed money or evidenced by bonds, debentures, notes or similar instruments ("Indebtedness") in an amount in excess of $50,000,000 and continuance of such failure or (ii) a default with respect to any Indebtedness, which default results in the acceleration of Indebtedness in an amount in excess of $50,000,000 without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, in the case of (i) or (ii) above, for a period of 30 days after written notice thereof to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of 2004 Notes; provided, however, that if any such failure, default or acceleration referred to in (i) or (ii) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default by reason thereof shall be deemed likewise to have been cured.

         19. Sections 1008 and 1009 of the Indenture will apply to the 2004 Notes without variation.

         20. There are no additional terms for the 2004 Notes.

III.     7.50% Senior Notes due 2006.

         1. The title of such series of Securities shall be the "7.50% Senior Notes due 2006" (the "2006 Notes"). The price at which the 2006 Notes shall be issued is 99.582%.

         2. The aggregate principal amount of the 2006 Notes that may be authenticated and delivered under the Indenture shall be $500,000,000 (except for 2006 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2006 Notes pursuant to Sections 304, 305, 306, 906 and 1107 of the Indenture, and except for any 2006 Notes which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder).

         3. Interest on the 2006 Notes shall be payable to the Persons in whose names the 2006 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

         4. The Stated Maturity of the 2006 Notes on which the principal thereof is due and payable is August 15, 2006.

         5. The 2006 Notes shall bear interest at 7.50% per annum from August 4, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing February 15, 2000, to the Person in whose name the 2006 Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall initially be February 1 or August 1 (as the case may be), whether or not a Business Day, immediately preceding such Interest Payment Date. Interest on the 2006 Notes shall be calculated on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full six-month interest period, on the actual number of days elapsed in that period.

         6. The 2006 Notes shall be issued in the form of one or more Global Note or Notes (the "Global 2006 Note" or "Global 2006 Notes"). So long as the 2006 Notes shall be issued in whole in the form of a Global 2006 Note, the principal of, premium, if any, and interest, if any, on the 2006 Notes shall be paid in immediately available funds to the Depositary or a nominee of the Depositary. If at any time the 2006 Notes are no longer represented by a Global 2006 Note and are issued in definitive form ("Certificated 2006 Notes"), then the principal of, premium, if any, and interest, if any, on each Certificated 2006 Note at Maturity shall be paid to the Holder upon surrender of such Certificated 2006 Note at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the principal corporate trust office of The Bank of New York, provided that such Certificated 2006 Note is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated 2006 Notes other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular Record Date. Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Transfer of the 2006 Notes shall be registrable on the Securities Register upon the surrender of the 2006 Notes for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the principal corporate trust office of the Trustee).

         7. The 2006 Notes are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2006 Note to be redeemed; and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest on the 2006 Notes to be redeemed, not including any portion of payments of interest accrued as of the Redemption Date, discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year comprised of twelve 30-day months, at the adjusted treasury rate plus twenty basis points plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date; provided, however, that with respect to interest payments that are due on or prior to the Redemption Date, the Company will make payments of interest to the Holders of record of the 2006 Notes at the close of business on the regular Record Date.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue, expressed as a percentage of its principal amount, equal to the Comparable Treasury Price for that Redemption Date.

         "Comparable Treasury Issue" means the United States treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2006 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of 2006 Notes.

         "Comparable Treasury Rate" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, on the third Business Day preceding such Redemption Date, as set forth by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for the U.S. Government Securities," or (ii) if such release, or any successor release, is not published or does not contain such prices on such Business Day, (1) the average of the Reference Treasury Dealer quotations for that Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(2) if the Trustee obtains fewer that four Reference Treasury Dealer Quotations for the Redemption Date, the average of the Reference Treasury Dealer Quotations obtained, as determined by the Quotation Agent.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Reference Treasury Dealer" means (i) Goldman, Sachs & Co. or its successors; provided, however that if any of them ceases to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute for it another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer(s) selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding that Redemption Date.

         Unless the Company defaults in payment of the Redemption Price, no interest will accrue on the 2006 Notes called for redemption for the period from and after the Redemption Date.

         8. The 2006 Notes are not subject to any sinking fund or analogous provisions. The 2006 Notes will not be redeemable at the option of the Holder thereof prior to Maturity.

         9. The 2006 Notes shall be issuable only in denominations of $1,000 and any integral multiple thereof.

         10. Except as stated in Section 7 above, the amount of payments of principal of, or any premium or interest on, any 2006 Notes may not be determined with reference to an index, formula or other method.

         11. The 2006 Notes may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the 2006 Notes will only be made in currency of the United States.

         12. The payment of principal of, premium, if any, or interest on the 2006 Notes will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

         13. The entire principal amount of the 2006 Notes will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Indenture.

         14. The principal amount of the 2006 Notes will be determinable as of any one or more dates prior to Stated Maturity.

         15. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to the 2006 Notes.

         16. The 2006 Notes may not be converted into other securities or property.

         17. The Depositary for the Global 2006 Note shall be The Depository Trust Company, a New York corporation ("DTC"). The 2006 Notes will be represented by one Global 2006 Note registered in the name of DTC or CEDE & Co., as a nominee of DTC. Except as set forth in Section 305 of the Indenture, such Global 2006 Note may be transferred, in whole and not in part, only to Depositary or another nominee of Depositary.

         18. In addition to the Events of Default contained in the Indenture, the following will be an Event of Default with respect to the 2006 Notes: (i) failure to make any payment at maturity, including any applicable grace period, in respect of indebtedness, which term means obligations (other than non-recourse obligations or the 2006 Notes) of the Company for borrowed money or evidenced by bonds, debentures, notes or similar instruments ("Indebtedness") in an amount in excess of $50,000,000 and continuance of such failure or (ii) a default with respect to any Indebtedness, which default results in the acceleration of Indebtedness in an amount in excess of $50,000,000 without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, in the case of (i) or (ii) above, for a period of 30 days after written notice thereof to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of 2006 Notes; provided, however, that if any such failure, default or acceleration referred to in (i) or (ii) above shall cease or be cured, waived,



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

rescinded or annulled, then the Event of Default by reason thereof shall be deemed likewise to have been cured.

         19. Sections 1008 and 1009 of the Indenture will apply to the 2006 Notes without variation.

         20. There are no additional terms for the 2006 Notes.

IV.      7.65% Senior Notes due 2009.

         1. The title of such series of Securities shall be the "7.65% Senior Notes due 2009" (the "2009 Notes"). The price at which the 2009 Notes shall be issued is 99.547%.

         2. The aggregate principal amount of the 2009 Notes that may be authenticated and delivered under the Indenture shall be $550,000,000 (except for 2009 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2009 Notes pursuant to Sections 304, 305, 306, 906 and 1107 of the Indenture, and except for any 2009 Notes which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder).

         3. Interest on the 2009 Notes shall be payable to the Persons in whose names the 2009 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest.

         4. The Stated Maturity of the 2009 Notes on which the principal thereof is due and payable is August 15, 2009.

         5. The 2009 Notes shall bear interest at 7.65% per annum from August 4, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing February 15, 2000, to the Person in whose name the 2009 Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall initially be February 1 or August 1 (as the case may be), whether or not a Business Day, immediately preceding such Interest Payment Date. Interest on the 2009 Notes shall be calculated on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full six-month interest period, on the actual number of days elapsed in that period.

         6. The 2009 Notes shall be issued in the form of one or more Global Note or Notes (the "Global 2009 Note" or "Global 2009 Notes"). So long as the 2009 Notes shall be issued in whole in the form of a Global 2009 Note, the principal of, premium, if any, and interest, if any, on the 2009 Notes shall be paid in immediately available funds to the Depositary or a nominee of the Depositary. If at any time the 2009 Notes are no longer represented by a Global 2009 Note and are issued in definitive form ("Certificated 2009 Notes"), then the principal of, premium, if any, and interest, if any, on each Certificated 2009 Note at Maturity shall be paid to the Holder upon surrender of such

Certificated 2009 Note at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the principal corporate trust office of The Bank of New York, provided that such Certificated 2009 Note is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated 2009 Notes other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular Record Date. Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Transfer of the 2009 Notes shall be registrable on the Securities Register upon the surrender of the 2009 Notes for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the principal corporate trust office of the Trustee).

         7. The 2009 Notes are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2009 Note to be redeemed; and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest on the 2009 Notes to be redeemed, not including any portion of payments of interest accrued as of the Redemption Date, discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year comprised of twelve 30-day months, at the adjusted treasury rate plus twenty-five basis points plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date; provided, however, that with respect to interest payments that are due on or prior to the Redemption Date, the Company will make payments of interest to the Holders of record of the 2009 Notes at the close of business on the regular Record Date.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue, expressed as a percentage of its principal amount, equal to the Comparable Treasury Price for that Redemption Date.

         "Comparable Treasury Issue" means the United States treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2009 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of 2009 Notes.

         "Comparable Treasury Rate" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, on the third Business Day preceding such Redemption Date, as set forth by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for the

U.S. Government Securities," or (ii) if such release, or any successor release, is not published or does not contain such prices on such Business Day, (1) the average of the Reference Treasury Dealer quotations for that Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(2) if the Trustee obtains fewer that four Reference Treasury Dealer Quotations for the Redemption Date, the average of the Reference Treasury Dealer Quotations obtained, as determined by the Quotation Agent.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Reference Treasury Dealer" means (i) Goldman, Sachs & Co. or its successors; provided, however that if any of them ceases to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute for it another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer(s) selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding that Redemption Date.

         Unless the Company defaults in payment of the Redemption Price, no interest will accrue on the 2009 Notes called for redemption for the period from and after the Redemption Date.

         8. The 2009 Notes are not subject to any sinking fund or analogous provisions. The 2009 Notes will not be redeemable at the option of the Holder thereof prior to Maturity.

         9. The 2009 Notes shall be issuable only in denominations of $1,000 and any integral multiple thereof.

         10. Except as stated in Section 7 above, the amount of payments of principal of, or any premium or interest on, any 2009 Notes may not be determined with reference to an index, formula or other method.

         11. The 2009 Notes may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the 2009 Notes will only be made in currency of the United States.

         12. The payment of principal of, premium, if any, or interest on the 2009 Notes will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

         13. The entire principal amount of the 2009 Notes will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Indenture.

         14. The principal amount of the 2009 Notes will be determinable as of any one or more dates prior to Stated Maturity.

         15. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to the 2009 Notes.

         16. The 2009 Notes may not be converted into other securities or property.

         17. The Depositary for the Global 2009 Note shall be The Depository Trust Company, a New York corporation ("DTC"). The 2009 Notes will be represented by one Global 2009 Note registered in the name of DTC or CEDE & Co., as a nominee of DTC. Except as set forth in Section 305 of the Indenture, such Global 2009 Note may be transferred, in whole and not in part, only to Depositary or another nominee of Depositary.

         18. In addition to the Events of Default contained in the Indenture, the following will be an Event of Default with respect to the 2009 Notes: (i) failure to make any payment at maturity, including any applicable grace period, in respect of indebtedness, which term means obligations (other than non-recourse obligations or the 2009 Notes) of the Company for borrowed money or evidenced by bonds, debentures, notes or similar instruments ("Indebtedness") in an amount in excess of $50,000,000 and continuance of such failure or (ii) a default with respect to any Indebtedness, which default results in the acceleration of Indebtedness in an amount in excess of $50,000,000 without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, in the case of (i) or (ii) above, for a period of 30 days after written notice thereof to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of 2009 Notes; provided, however, that if any such failure, default or acceleration referred to in (i) or (ii) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default by reason thereof shall be deemed likewise to have been cured.

         19. Sections 1008 and 1009 of the Indenture will apply to the 2009 Notes without variation.

         20. There are no additional terms for the 2009 Notes.

V. In rendering this Officers' Certificate, each of undersigned has read the Indenture, including Sections 102, 201, 301 and 303 thereof, and has made such examinations and investigations which, in his or her opinion, are necessary to enable such person to express an informed opinion as to whether all covenants and conditions required under the Indenture to be complied with or satisfied in connection with the Trustee's authentication and delivery of the 2002 Notes, 2004 Notes, the 2006 Notes and the 2009 Notes have been complied with or satisfied, and, in such person's opinion, all such covenants and conditions have been complied with and satisfied.

         Attached hereto as Exhibits B-1, B-2, B-3, and B-4 are the forms of Global 2002 Note, Global 2004 Note, Global 2006 Note and Global 2009 Note (together, the "Global Securities"). We further approve all of the terms and conditions set forth on or referred to in the attached forms of Global Securities. In the event that Certificated 2002 Notes, Certificated 2004 Notes, Certificated 2006 Notes or Certificated 2009 Notes (together, the "Certificated Securities") are issued in exchange for a Global Security, the respective form of certificate evidencing the Certificated Security shall be in substantially the form of the attached Global Security, with such grammatical and other changes as are necessary to evidence the Securities in definitive form rather than as Global Securities.

         Capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the undersigned have executed this certificate as of the date set forth above.


                            SUN MICROSYSTEMS, INC.




                            By:
                                 -----------------------------------------------
                                  Michael H. Morris
                                  Vice President, General Counsel and Secretary




                            By:
                                 -----------------------------------------------
                                  George Reyes
                                  Vice President and Corporate Treasurer